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                                                                    Exhibit 10.2

[LIGHTBRIDGE LOGO]
                                LIGHTBRIDGE, INC.
                                30 Corporate Drive
                                Burlington, MA 01803

NOTICE OF GRANT OF STOCK OPTIONS

ROBERT DONAHUE                                  OPTION NUMBER: _____________
296 HOWARD STREET                               PLAN:          2004
NORTHBORO, MA USA 01532

Effective January 7, 2005, you have been granted a Non-Qualified Stock Option to buy 250,0001 shares of Lightbridge, Inc. (the "Company") stock at $6.11 per share.

The total option price of the shares granted is $1,527,500.00.

Shares in each period will become fully vested as follows:

(i) 25,000 shares vest on January 7, 2005; (ii) 37,500 shares vest quarterly at a rate of 3.75% during the one-year period from January 7, 2005 through January 7, 2006; and (iii) thereafter, the remaining 187,500 shares vest quarterly at a rate of 6.25%.

If your employment with the Company is terminated without cause (as defined in your Employment Agreement referred to below), you shall have the right to exercise your options until ninety (90) days following your twelve-month salary continuation period.

(1) These options are subject to vesting, acceleration and certain other terms in the event of a termination without cause or a change of control as set forth in your Employment Agreement with the Company dated January 7, 2005. In the event of a conflict between your Employment Agreement terms and the Terms and Conditions of Stock Options, your Employment Agreement terms shall prevail.

NOTICE, ACCESS AND CONSENT. BY YOUR SIGNATURE AND THE COMPANY'S SIGNATURE BELOW, YOU AND THE COMPANY AGREE THAT THESE OPTIONS ARE GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN, AS AMENDED (THE "PLAN"), AND THE TERMS AND CONDITIONS OF STOCK OPTIONS, BOTH OF WHICH ARE INCORPORATED HEREIN AND MADE A PART OF THIS DOCUMENT. THE CURRENT PROSPECTUS RELATING TO THE SHARES OF COMMON STOCK OFFERED UNDER THE 2004 INCENTIVE PLAN, THE PLAN AND THE TERMS AND CONDITIONS OF STOCK OPTIONS ARE AVAILABLE ON THE COMPANY'S INTRANET WEBSITE AT WWW.INSIDE.LIGHTBRIDGE.COM AND AT WWW.OPTIONSLINK.COM AND CAN BE DOWNLOADED OR PRINTED FOR YOUR CONVENIENCE, OR PROVIDED IN WRITTEN FORM BY CONTACTING THE COMPANY'S HUMAN RESOURCES DEPARTMENT AT 30 CORPORATE DRIVE, BURLINGTON, MA 01803, 781-359-4000. BY YOUR SIGNATURE BELOW, YOU CONSENT TO THE DELIVERY OF THOSE DOCUMENTS IN THE MANNER DESCRIBED HEREIN.

                                                     01/07/05
___________________________________________          ___________________________
Robert E. Donahue                                               Date
Chief Executive Officer, Lightbridge, Inc.

___________________________________________          ___________________________
                                Robert Donahue                  Date